BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
A.    Acquisition of a business

On July 14, 2020, the Group acquired 100% of Arrival LT UAB (previously named Thor Motors UAB) for total consideration of USD 2,867 (EUR 2,500) satisfied in cash. Arrival LT UAB specializes in developing electric motors, inverters, gearboxes, as well as logistical and configuration services for batteries and it is believed that the addition of this entity and its workforce into our Group will strengthen further our R&D capabilities. The agreement for the acquisition was established at the beginning of January 2020. The operations of the company have been integrated with the rest of the Group on January 27, 2020, the date that management has determined the Group obtained control. The share purchase agreement was completed in July 2020 following an administrative delay due to COVID-19. The undertaking was into research and development and had no commercial operations. The Company had reported a loss of USD 240,870 for the period until acquisition date and have reported a profit of USD 1,438,338 (before intercompany eliminations) for the period ended December 31, 2020.

a.    The identifiable net assets acquired and liabilities recognized on acquisition were:

In thousands of USD	Note
Property, plant and equipment	6	1,027
Intangible assets	7	4
Trade and other receivables		100
Cash and cash equivalent		66
Lease liabilities		(172)
Deferred tax		(63)
Trade and other payables		(988)
Total		(26)

b.    Measurement of fair values

Assets acquired	Valuation technique
-Property, plant and equipment	Market comparison technique and cost technique was applied to all assets acquired. The valuation model considers market prices for similar items.

c.    Goodwill:

In thousands of USD
Consideration transferred	3
Fair value of identifiable net assets	27
Goodwill	30

The goodwill recognized on the acquisition of Arrival LT UAB was attributed to the employee know-how.

B.    Business combinations under common control

During 2020, Arrival Luxembourg S.à r.l acquired 2 entities from the Kinetik Group. More specifically, on March 9, 2020, the Company acquired Arrival Solutions Germany GmbH for USD 28,640 satisfied in cash and on July 20, 2020 Roborace Inc. was acquired for USD 10,000 (equivalent EUR 8,700) satisfied in cash.
On September 21, 2020 Roborace Ltd was contributed by Kinetik to the share premium account of Arrival Luxembourg S.à r.l. for USD 67,551 without the issuance of any shares. Roborace Ltd and Roborace Inc had cash balances of USD 65,306 and USD 44,237 respectively as at the date of acquisition.

These entities have been consolidated in the 2020 consolidated financial statements as business combination of entities under common control as these entities were previously subsidiaries of Kinetik, the controlling party. The difference between the acquisition price and the net assets acquired is recognized in retained earnings. An amount of USD 841,733 was recognized in 2020 following the transactions that have occurred during the year. Similarly, in 2019 an amount of USD 63,612,611 was recognized in the retained earnings in 2019. The impact of these transactions on tangible and intangible assets is also shown separately in note 6 and 7.

On April 11, 2019, the Arrival Luxembourg S.à r.l. entered into a Share Purchase Agreement with K Cybernation S.à r.l. for the acquisition of Arrival M Ltd for an amount of USD 3741902. In addition, on September 2, 2019, K Robolife S.à r.l. sold Arrival R Ltd to Arrival Ltd for an amount of USD 67,119,118 and Arrival USA Inc to Arrival Luxembourg S.à r.l. for an amount of USD 4,951,654.
Following the completion of the 2019 mentioned transactions, the amount that was due by the Arrival Luxembourg S.à r.l. to K Cybernation S.à r.l. and K Robolife S.à r.l. amounted to USD 75,812,674.